POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints
Scott V Schneider, the undersigned's true and lawful attorney-in-fact to:

 (1) execute for and on behalf of the undersigned, in the
undersigned's capacity as an
officer of Saul Centers, Inc. (the "Company"), Forms 3, 4 and 5 in accordance with Section 16(a)
of the Securities and Exchange Act of 1934 and the rules thereunder;

 (2)  do and perform any and all acts for and on behalf of the undersigned which may
be necessary or desirable to complete and execute any such Form 3, 4, or 5, complete and execute
any amendment or amendments thereto, and timely file such form with the
United States
Securities and Exchange Commission and any stock exchange or similarly authority; and

 (3)  take any other action of any type whatsoever in connection with the foregoing
which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or
legally required by, the undersigned, it being understood that the documents executed by such
attorney-in-fact on behalf of the undersigned pursuant to this Power of
Attorney shall be in such
form and shall contain such terms and conditions as such attorney-in-fact may approve in such
attorney-in-fact's discretion.

 The undersigned hereby grants to such attorney-in-fact full power and authority to do
and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in
the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as
the undersigned might or could do if personally present, with full power of substitution or
revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-
fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of
attorney and the rights and powers herein granted.  The undersigned acknowledges that the
foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not
assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with
Section 16 of the Securities Exchange Act of 1934.

 This Power of Attorney shall remain in full force and effect until the undersigned is no
longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and
transactions in securities issued by the Company, unless earlier revoked by the undersigned in a
signed writing delivered to the foregoing attorneys-in-fact.

 IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 13th day of May, 2011.

       Signature: /s/ Steven N. Corey
       Name:  Steven N. Corey